UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2012

ALIMERA SCIENCES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 17, 2012, Alimera Sciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a group of institutional investors, including both existing and new investors (collectively, the “Investors”) for the sale (the “Transaction”) of 1,000,000 shares of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred”) and warrants (the “Warrants”) to purchase 300,000 shares of the Company’s Series A Preferred. For each share of Series A Preferred being purchased, the Investors will receive a Warrant to purchase ..30 shares of Series A Preferred.

The closing of the Transaction is subject to customary closing conditions, including the approval of the holders of a majority of the outstanding shares of Common Stock of the Company (the “Common Stock”) of the Transaction, as required under the applicable regulations of The NASDAQ Global Market, at a special meeting of the stockholders of the Company. Stockholders holding approximately 56% of the Company’s Common Stock, as of July 17, 2012, have entered into separate agreements with the Company whereby they have agreed to vote all shares of Common Stock held by them as of the special meeting of the stockholders of the Company in favor of the Transaction.

For each unit consisting of a share of Series A Preferred and a Warrant, the Investors have agreed to pay a negotiated price of $40.00 (the “Original Purchase Price”), resulting in gross proceeds to the Company of approximately $40 million, before deducting expenses payable by the Company.

The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series A Preferred will be set forth in the Certificate of Designation of Series A Preferred (the “Certificate of Designation”), to be filed with the Secretary of State of the State of Delaware prior to the closing of the Transaction. Each share of Series A Preferred is convertible into Common Stock at any time at the option of the holder at the rate (the “Conversion Rate”) equal to the Original Purchase Price divided by the then-current conversion price (the “Conversion Price”). Based on an initial Conversion Price of $2.91, each share of Series A Preferred will initially be convertible into approximately 13.75 shares of Common Stock. The Conversion Price will be subject to standard broad-based weighted average anti-dilution adjustments prior to the date on which the Company has received and publicly announces the approval by the United States Food and Drug Administration (the “FDA”) of the Company’s New Drug Application for ILUVIEN® (the “FDA Approval Date”), provided, that in no event shall the Conversion Price be adjusted below $1.00 (as adjusted for stock dividends, splits, combinations and similar events). The Original Purchase Price and the Conversion Price are subject to adjustments for stock dividends, splits, combinations and similar events. Each share of Series A Preferred shall automatically be converted into Common Stock at the then applicable Conversion Rate upon the occurrence of the later to occur of both (i) the FDA Approval Date and (ii) the date on which the Company consummates an equity financing transaction pursuant to which it sells to one or more third party investors either (A) Common Stock or (B) other equity securities that are convertible into Common Stock and that have rights, preference or privileges senior to or on a parity with, the Series A Preferred, in each case having an as-converted per share of Common Stock price of not less than $10.00 (adjusted for stock splits, combinations, stock dividends, recapitalizations and the like) and that results in total gross proceeds to the Company of at least $30,000,000. The Series A Preferred is not redeemable and shall not be convertible at the option of the Company.

In the event of a Liquidation Transaction, as defined below, holders of the Series A Preferred will receive a payment equal to the greater of (a) one (1) times the Original Purchase Price (as adjusted for stock dividends, splits, combinations and similar events), plus any declared and unpaid dividends, per share of Series A Preferred before any proceeds are distributed to the holders of Common Stock and (ii) the amount each holder of a share of Series A Preferred would be entitled to receive had all shares of Series A Preferred been converted into shares of Common at the then applicable Conversion Price immediately prior to such Liquidation Transaction. Unless waived by the holders of at least 70% of the Series A Preferred, voting together as a separate class, the following shall be deemed to constitute a Liquidation Transaction: (A) any acquisition of the Company by means of merger, consolidation, stock sale, tender offer, exchange offer or other form of corporate reorganization in which outstanding shares of the Company are exchanged or sold, in one transaction or a series of related transactions, for cash, securities, property or other consideration issued, or caused to be issued, by the acquiring entity or its subsidiary, or any other person or group of affiliated persons and in which the holders of capital stock of the Company hold less than a majority of the voting power of the surviving entity and (B) any sale, transfer, exclusive license or lease of all or substantially all of the properties or assets of the Company and its subsidiaries (each of such transactions in clause (A) and (B), together with an actual liquidation, dissolution or winding up of the Company, a “Liquidation Transaction”), provided that none of the following shall be deemed to constitute a Liquidation Transaction: (x) a transaction for which the sole purpose is to change the state of the Company’s incorporation, (y) a transaction for which the sole purpose is to create a holding company that will hold no assets other than shares of the Company and that will have securities with rights, preferences, privileges and restrictions substantially similar to those of the Company and that are owned in substantially the same proportions by the persons who held such securities of the Company, in each case immediately prior to such transaction or (z) a license transaction entered into by the Company for the purpose of developing and/or commercializing one or more of the Company’s products, so long as such license transaction would not be reasonably considered to be a sale or license of all or substantially all of the assets of the Company.

Shares of Series A Preferred will vote together with the Common Stock on an as-converted basis, except as otherwise described below and set forth in the Certificate of Designation. For so long as at least 37.5% of the shares of Series A Preferred originally issued to the Investors at the closing of the Transaction are held by the initial Investors or their affiliates, the Company shall not, without first obtaining the affirmative vote or written consent of the holders of at least 70% of the then-outstanding shares of Series A Preferred, voting together as a separate class: (i) increase or decrease the authorized number of shares of Series A Preferred; (ii) authorize, create, issue or obligate itself to issue (by reclassification, merger or otherwise) any security (or any class or series thereof) or any indebtedness, in each case that has any rights, preferences or privileges senior to, or on a parity with, the Series A Preferred, or any security convertible into or exercisable for any such security or indebtedness (other than the issuance of (A) up to an aggregate of $35,000,000 of indebtedness pursuant to the Company’s credit facility with Silicon Valley Bank and/or MidCap Financial, as the same may be amended, refinanced or resyndicated from time to time or (B) up to an aggregate of $500,000 of indebtedness pursuant to operating, capital or equipment leases entered into in the ordinary course of business (such indebtedness being the “Permitted Indebtedness”); (iii) amend the Company’s certificate of incorporation (including by filing any new certificate of designation or elimination) or the Certificate of Designation, in each case in a manner that adversely affects the rights, preference or privileges of the Series A Preferred; (iv) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any shares of Common Stock or Preferred Stock; provided, however, that this restriction shall not apply to (A) the redemption of rights issued pursuant to any “poison pill” rights plan or similar plan adopted by the Company after the closing of the Transaction or (B) the repurchases of stock from former employees, officers, directors or consultants who performed services for the Company in connection with the cessation of such employment or service pursuant to the terms of existing agreements with such individuals; (v) declare or pay any dividend or distribution on any shares of capital stock; provided, however, that this restriction shall not apply to (A) dividends payable to holders of Common Stock that consist solely of shares of Common Stock for which adjustment to the Conversion Price of the Series A Preferred is made pursuant to the Certificate of Designation or (B) dividends or distributions issued pro rata to all holders of capital stock (on an as-converted basis) in connection with the implementation of a “poison pill” rights plan or similar plan by the Company; (vi) authorize or approve any increase to the number of aggregate shares of capital stock reserved for issuance pursuant to stock option, stock purchase plans or other equity incentive plans of the Company such that the total aggregate number of shares issued under such plans and reserved for issuance under such plans (on an as-converted basis) exceeds the number of shares issued and reserved for issuance under such plans (on an as-converted basis) on the date of the closing of the Transaction by more than 20% (adjusted for stock splits, combinations, stock dividends, recapitalizations and the like), provided that any increases resulting solely from the annual increases resulting from the “evergreen” provisions of the Company’s equity incentive plans in effect on the date of the closing of the Transaction shall not be subject to this restriction and shall not be included for purposes of determining whether such 20% increase has occurred; (vii) issue stock or other equity securities of any subsidiary of the Company (other than to the Company or another wholly-owned subsidiary of the Company) or declare or pay any dividend or other distribution of cash, shares or other assets or redemption or repurchase of shares of any subsidiary of the Company; or (viii) incur any secured indebtedness other than any Permitted Indebtedness.

The holders of Series A Preferred will be entitled to receive dividends and other distributions on a pari passu basis with holders of Common Stock of the Company on an as-converted basis.

Pursuant to the Certificate of Designation, for as long as Sofinnova Venture Partners VIII, L.P. (“Sofinnova”), one of the Investors, together with its affiliates, continues to hold at least 50% of the shares of Series A Preferred originally issued to Sofinnova at the closing under the Purchase Agreement (or shares of Common Stock issued upon conversion thereof), the holders of Series A Preferred, voting as single class, shall be entitled to elect, at any election of the Company’s Class II Directors, one individual to serve as a Class II Director (the “Series A Director”), who shall be designated by Sofinnova. The initial Series A Director will be appointed as of the closing of the Transaction and is currently expected to be Garheng Kong. At the closing of the Transaction, the Series A Director will also enter into an indemnification agreement requiring the Company to indemnify him to the fullest extent permitted under Delaware law with respect to his or her service as a director. The indemnification agreement will be in the form entered into with the Company’s other directors and executive officers. This form is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-162782), which was declared effective by the Securities and Exchange Commission (the “SEC”) on April 21, 2010.

In addition, on July 16, 2012, the Board of Directors approved an amendment to the Amended and Restated Bylaws of the Company, which amendment shall be effective upon and subject to the closing of the Transaction, to provide that the holders of Series A Preferred may take any exclusive action required or permitted to be taken by the stockholders holding Series A Preferred pursuant to the Certificate of Designation by written consent at any time.

The per share exercise price of the Warrants is $44.00. The Warrants will be exercisable beginning on the original date of issuance and will expire on the earlier to occur of (i) immediately following the consummation of a sale of the Company (for cash or freely tradable securities), if the Warrants are not exercised or exchanged at or prior to the consummation of such sale or (ii) the date that is five years after the closing of the Transaction. At the election of the holders of the Warrants, the Warrants may be exercised for the number of shares of Common Stock then issuable upon conversion of the Series A Preferred that would otherwise be issued upon such exercise.

Pursuant to the Purchase Agreement, the Company and the Investors will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), whereby the Company will be required to file an “evergreen” shelf registration statement pursuant to the Securities Act to register the shares of Common Stock issuable upon conversion of the Series A Preferred issued and sold in the Transaction (the “Conversion Shares”), and the shares of Common Stock issuable upon exercise of the Warrants or issuable upon conversion of the Series A Preferred issuable upon exercise of the Warrants (the “Warrant Shares,” and together with the Conversion Shares, the “Registrable Securities”) for resale. The Registration Rights Agreement also contains provisions for “demand registration rights,” pursuant to which the Investors may require the Company to register or all or a portion of their Registrable Securities and offer them for resale in an underwritten offering, and “piggyback registration rights” pursuant to which the Investors may include their Registrable Securities in any future registration statement filed by the Company, with certain exceptions as set forth in the Registration Rights Agreement. In addition, the Company agreed to use commercially reasonable efforts to keep the registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective, and to keep the registration statement and any related prospectuses or prospectus supplement free of any material misstatements or omissions, until the date on which the Company shall have obtained a written opinion of legal counsel reasonably satisfactory to the Investors and addressed to the Company and the Investors to the effect that the Registrable Securities may be publicly offered for sale in the United States by the Investors or any subsidiary of such Investor without restriction as to manner of sale and amount of securities sold and without registration or other restriction under the Securities Act.

The units offered and to be sold to the Investors in the Transaction will be issued under the Company’s registration statement on Form S-3 (File No. 333-174586) originally filed with the SEC, as the same may be modified, amended or supplemented.

Copies of each of the form of Certificate of Designation, the form of Warrant, the form of Registration Rights Agreement and the form of Purchase Agreement are attached as Exhibit 3.5, Exhibit 4.10, Exhibit 4.11 and Exhibit 10.36 hereto, respectively, and are incorporated herein by reference. The foregoing description of the material terms of the Certificate of Designation, Registration

Rights Agreement, Warrants and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibits.

The Company issued a press release on July 18, 2012 announcing the Transaction. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01.	REGULATION FD DISCLOSURE

The Company will be making a presentation to investors in New York, New York on Wednesday, July 18, 2012 at 10:00 a.m. Eastern Time. The slides that will be used for such presentation are furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Various statements to be made during the presentation are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, Alimera’s future results of operations and financial position, business strategy and plans and objectives of management for Alimera’s future operations and the Transaction. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “contemplate,” “predict,” “project,” “target,” “likely,” “potential,” “continue,” “will,” “would,” “should,” “could,” or the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The events and circumstances reflected in Alimera’s forward-looking statements may not occur and actual results could differ materially from those projected in its forward-looking statements, including, but not limited, the inability to close of the Transaction. Meaningful factors which could cause actual results to differ include, but are not limited to, delay or failure to obtain stockholder approval of the Transaction, delay or failure to consummate the Transaction, delay in or failure to obtain regulatory approval of Alimera’s product candidates, uncertainty as to Alimera’s ability to commercialize (alone or with others), and market acceptance of, Alimera’s product candidates, including ILUVIEN in the European Union (“EU”), the extent of government regulations, uncertainty as to the pricing and reimbursement guidelines for Alimera’s product candidates, including ILUVIEN in the various EU countries; uncertainty as to relationship between the benefits of Alimera’s product candidates and the risks of their side-effect profiles, dependence on third-party manufacturers to manufacture Alimera’s product candidates in sufficient quantities and quality, uncertainty of clinical trial results, limited sales and marketing infrastructure, inability of Alimera to successfully market and sell ILUVIEN following regulatory approval and Alimera’s ability to operate its business in compliance with the covenants and restrictions that it is subject to under its credit facility, as well as other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Alimera’s Annual Report on Form 10-K for the year ended December 31, 2011, which is on file with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website at www.sec.gov. In addition to the risks described above and in Alimera’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera’s results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved.

All forward-looking statements made during the presentation are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely too heavily on the forward-looking statements Alimera makes or that are made on its behalf. These forward-looking statements speak only as of the date on which they are made (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.

The information in this Item 7.01 of this Current Report on Form 8-K and the slides furnished as Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits – The following exhibits are filed as part of this report:

3.5	Form of Certificate of Designation of Series A Convertible Preferred Stock

3.6	Form of Bylaw Amendment

4.10	Form of Warrant to Purchase Shares of Series A Preferred Stock

4.11	Form of Registration Rights Agreement

10.36	Securities Purchase Agreement

99.1	Press Release of Alimera Sciences, Inc. dated July 18, 2012

99.2	Investor Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

By:	/s/ RICHARD S. EISWIRTH, JR.
Name: Richard S. Eiswirth, Jr.
Title: Chief Operating Officer and Chief Financial Officer

Dated: July 18, 2012